Exhibit 10.10
ASSIGNMENT
     THIS ASSIGNMENT, made this 13th day of April, 2005, between New Harvest Cooperative, also known as New Harvest Ethanol, a Minnesota 308A cooperative corporation, (the “Assignor”), and Agassiz Energy, LLC, a Minnesota limited liability company, (the “Assignee”).
RECITALS
     A. The Assignor, on September 7, 2004, entered into a Collaboration Agreement for grant funds from AURI/AIC, Project No. AIC004, a copy of said Collaborative Agreement is attached hereto and incorporated herein by reference.
     B. Assignee desires to acquire the rights of Assignor in said grant and Collaboration Agreement and is willing to assume the obligations of the Assignor under the contract.
     NOW, THEREFORE:
     1.  The Assignor assigns to the Assignee all Assignor’s interest in the grant and Collaboration Agreement, Project No. A1C004, dated September 7, 2004.
     2.  The Assignee assumes and covenants to perform all the obligations of the Assignor under the contract, and guarantees to hold the Assignor harmless form any claim or demand made under the contract.

ASSIGNOR:		ASSIGNEE:

NEW HARVEST COOPERATIVE a/k/a NEW HARVEST ETHANOL		AGASSIZ ENERGY, LLC

By	/s/ Wayne Wagner	By	/s/ Donald Sargeant

	Wayne Wagner		Donald Sargeant
	President		Chief Manager
Federal Tax ID # 41-1991009		Federal Tax ID # 20-1427103
State Tax ID # 5247824		State Tax ID #